UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2010 (October 8, 2010)

THE WET SEAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank

Foothill Ranch, CA 92610

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

(949) 699-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2010, the board of directors (the “Board”) of The Wet Seal, Inc. (the “Company”) accepted the resignation of Edmond S. Thomas from the Board. Mr. Thomas’ resignation from the Board coincided with the expiration of his employment agreement with the Company. A copy of Mr. Thomas’ resignation letter appears as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

99.1	Resignation letter, dated October 8, 2010, of Edmond S. Thomas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Wet Seal, Inc.

Dated: October 12, 2010	By:	/S/ STEVEN H. BENRUBI
	Name:	Steven H. Benrubi
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Description of Exhibit

99.1	Resignation letter, dated October 8, 2010, of Edmond S. Thomas.